                                                                 Exhibit 24.1

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Imperial Home Decor Group, Inc. hereby constitutes and appoints Suzanne Schulze Taylor, Scott Levin and Marilyn Sonnie, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned as Director of Imperial Home Decor Group, Inc., a Delaware corporation, an Annual Report pursuant to Section 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1998, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                              /s/ David Blitzer
                                            ---------------------------------
                                                David Blitzer




         Date:  March 24, 1999

                                POWER OF ATTORNEY
                                -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Imperial Home Decor Group, Inc. hereby constitutes and appoints Suzanne Schulze Taylor, Scott Levin and Marilyn Sonnie, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned as Director of Imperial Home Decor Group, Inc., a Delaware corporation, an Annual Report pursuant to Section 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1998, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





                                              /s/ David I. Foley
                                            ---------------------------------
                                                David I. Foley







         Date:  March 24, 1999

                                POWER OF ATTORNEY
                                -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Imperial Home Decor Group, Inc. hereby constitutes and appoints Suzanne Schulze Taylor, Scott Levin and Marilyn Sonnie, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned as Director of Imperial Home Decor Group, Inc., a Delaware corporation, an Annual Report pursuant to Section 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1998, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                              /s/  Michael R. Landau
                                            ---------------------------------
                                               Michael R. Landau




Date:  March 23, 1999

                                POWER OF ATTORNEY
                                -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Imperial Home Decor Group, Inc. hereby constitutes and appoints Suzanne Schulze Taylor, Scott Levin and Marilyn Sonnie, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned as Director of Imperial Home Decor Group, Inc., a Delaware corporation, an Annual Report pursuant to Section 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1998, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                              /s/ Richard Lappin
                                          ---------------------------------
                                               Richard C. Lappin




Date:  March 19, 1999

                                POWER OF ATTORNEY
                                -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Imperial Home Decor Group, Inc. hereby constitutes and appoints Suzanne Schulze Taylor, Scott Levin and Marilyn Sonnie, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned as Director of Imperial Home Decor Group, Inc., a Delaware corporation, an Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1998, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





                                        /s/ Deborah K. Roche
                                      ---------------------------------
                                           Deborah K. Roche







Date:  March 25, 1999

                                POWER OF ATTORNEY
                                -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Imperial Home Decor Group, Inc. hereby constitutes and appoints Suzanne Schulze Taylor, Scott Levin and Marilyn Sonnie, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned as Director of Imperial Home Decor Group, Inc., a Delaware corporation, an Annual Report pursuant to Section 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1998, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





                                          /s/ David A. Stockman
                                        ---------------------------------
                                              David A. Stockman







Date:  March 24, 1999

                                POWER OF ATTORNEY
                                -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Imperial Home Decor Group, Inc. hereby constitutes and appoints Suzanne Schulze Taylor, Scott Levin and Marilyn Sonnie, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned as Director of Imperial Home Decor Group, Inc., a Delaware corporation, an Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1998, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





                                         /s/ James P. Toohey
                                       ---------------------------------
                                          James P. Toohey







Date:  March 22, 1999